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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 1997
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                             THE RIGHT START, INC.
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             (Exact name of registrant as specified in its charter)


            California                0-19536            95-3971414
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(State or other jurisdiction     (Commission            (I.R.S. Employer
 of incorporation)               File Number)         Identification No.)

5334 Sterling Center Drive
Westlake Village, California                                91361
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (818) 707-7100
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 8.   Change in Fiscal Year
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     The Right Start, Inc. (the "Registrant") determined on February 20, 1997, to change its fiscal year end from the fifty-two or fifty-three week period ending on the Saturday closest to May 31 to the fifty-two or fifty-three week period ending on the Saturday closest to January 31. The Registrant expects to file its transition report on From 10-K in April 1997, covering the transition period from its most recent fiscal year ended June 1, 1996 to its new fiscal year ended February 1, 1997.



                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

                                                 The Right Start, Inc.
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Date: March 5, 1997                      By:/S/  Jerry R. Welch
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                                            Chief Executive Officer